SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________


                                  F O R M 8 - K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934




Date of Report (Date of earliest event
reported) ..................................            May 18, 1998


                             JUNIPER GROUP, INC.
     ......................................................................
               (Exact name of registrant as specified in charter)


         New York                     0-19170                    11-2866771
 ..............................................................................
(State or other jurisdiction    (Commission File Number)    (IRS Employer
  of incorporation)                                          Identification No.)


111 Great Neck Road, Great Neck, New York                 11021
 ..............................................................................
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:         (516) 829-4670


                                       N/A
 ..............................................................................
             (Former name or address, if changed since last report)

Item 5.  Other Items
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     On May 6, 1998,  the Board of  Directors of Juniper  Group,  Inc., a Nevada
corporation (the "Registrant"), approved a one for fifty reverse stock split, effective at the close of business on May 18, 1998. As of the Effective Date, the aggregate number of shares of stock that the Registrant will have the authority to issue is 6,875,000 shares, par value $.001 per share, of which, 6,000,000 shares shall be designed as Common Shares and 875,000 shares, par value $.10 per share, shall be designated as Preferred Shares.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

        (c)  Exhibits

             2.1 Certificate of Amendment to the Certificate of Incorporation of Juniper Group, Inc. dated May 8th, 1998.

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              Dated: May 18, 1998


                                         JUNIPER FEATURES, LTD.


                                         By: /s/ Vlado P. Hreljanovic
                                            __________________________
                                             Vlado Paul Hreljanovic
                                             Chairman




                                 EXHIBIT INDEX
                                 -------------


Exhibit No.         Description
-----------         -----------

  2.1 2.1 Certificate of Amendment to the Certificate of Incorporation of Juniper Group, Inc. dated May 8th, 1998.